Exhibit 10.1

Execution Copy

ADVANCIS PHARMACEUTICAL CORPORATION
PURCHASE AGREEMENT

      THIS PURCHASE AGREEMENT (this “Agreement”) is made as of the 26th day of April, 2005, by and between ADVANCIS PHARMACEUTICAL CORPORATION, a corporation organized under the laws of the State of Delaware (the “Company”), with its principal offices at 20425 Seneca Meadows Parkway Germantown, MD 20876, and the purchaser whose name and address is set forth on the signature page hereof (the “Purchaser”).

RECITALS

      A. The Company desires to issue and sell shares of the common stock, par value $.01 per share, of the Company (the “Common Stock”) in a private placement (the “Offering”).

      B. The Purchaser desires, upon the terms and conditions set forth in this Agreement, to purchase shares of the Company’s Common Stock in the Offering.

      C. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities regulation afforded by Section 4(2) of the Securities Act (as defined in Section 3.1) and Rule 506 under Regulation D.

      IN CONSIDERATION of the premises and mutual covenants contained in this Agreement and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree as follows:

      SECTION 1. Authorization of Sale of the Shares and Warrants. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of: (i) 6,846,735 shares (the “Shares”) of Common Stock at a purchase price of $3.98 per Share and (ii) warrants to purchase 2,396,357 Shares in the form attached hereto as Exhibit A (the “Warrants”). The Shares and the Warrants, including the shares of Common Stock underlying the Warrants (the “Warrant Shares”) are referred to as the “Securities” in this Agreement. The Company reserves the right to increase or decrease the aggregate number of Shares of Common Stock and Warrants sold in this private placement prior to the Closing Date (as defined in Section 3.1).

      SECTION 2. Agreement to Sell and Purchase the Securities. At the Closing (as defined in Section 3.1), the Company will sell to the Purchaser and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Securities set forth on the signature page hereto. The Company proposes to enter into this same form of purchase agreement with certain other investors (the “Other Purchasers”) and expects to complete sales of the Securities to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the “Purchasers,” and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the “Agreements.” Notwithstanding any contrary provisions of the Agreements, the obligations of each Purchaser are several and not joint with the obligations of any other Purchaser, and no

Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser. Nothing contained herein, and no action taken by any Purchaser, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreements. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of its Agreement and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The term "Placement Agent” shall mean Lehman Brothers Inc.

      SECTION 3. Delivery of the Securities at the Closing.

      3.1 Actions to be Taken Prior to, and at, the Closing. The completion of the purchase and sale of the Securities (the “Closing”) shall occur at the offices of DLA Piper Rudnick Gray Cary US LLP 6225 Smith Avenue, Baltimore, Maryland 21209 as soon as practicable and as agreed by the parties hereto within three (3) business days following the execution of the Agreements, or on such later date or at such different location as the parties shall agree in writing, but not prior to the date that the conditions for Closing set forth in Section 3.2 below have been satisfied or waived by the appropriate party (the “Closing Date”). The Closing shall occur at a time to be agreed upon by the Company and the Placement Agent and of which the Purchasers will be notified by facsimile transmission or otherwise.

      Upon execution of this Agreement, the Company shall authorize its transfer agent (the "Transfer Agent”) to arrange delivery to the Purchaser of one or more stock certificates and the Company shall arrange to deliver one or more Warrants registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Shares and Warrants set forth on the signature page hereto and bearing appropriate legends referring to the fact that the Securities were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(2) thereof and Rule 506 thereunder. At the Closing, the Transfer Agent shall deliver to the Placement Agent a certificate of the Transfer Agent, in form and substance reasonably acceptable to the Placement Agent, certifying that it is duly authorized to issue the Shares. The name(s) in which the stock certificates and Warrants are to be registered are set forth in the Stock Certificate Questionnaire included in the Questionnaire attached hereto as Appendix I (the "Questionnaire”).

      3.2 Conditions Precedent to Closing. The Company’s obligation to complete the purchase and sale of the Securities and deliver stock certificate(s) and Warrants to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived in writing by the Company: (a) receipt by the Company of same-day funds in the full amount of the purchase price for the Securities being purchased hereunder; (b) completion of the purchases and sales under the Agreements with Purchasers of Securities having an aggregate purchase price of at least eight million US dollars ($8,000,000); (c) the accuracy of the representations and warranties (as if such representations and warranties were made on the Closing Date) made by the Purchasers and the fulfillment of those undertakings and covenants of the Purchasers required to be fulfilled prior to the Closing; (d) the Purchaser shall have executed and delivered to the Company the Registration Statement Questionnaire attached hereto as part of the Questionnaire, pursuant to which the Purchaser shall provide information necessary to confirm such Purchaser’s status as an “accredited investor” as defined in Rule 501 promulgated under the Securities Act; (e) no proceeding challenging this Agreement or any of the Agreements with any of the Other Purchasers or the transactions contemplated hereby or thereby or seeking to prohibit, alter, prevent or materially delay the Closing shall have been instituted or shall be pending before any court, arbitrator or governmental body, agency or official; and (f) the sale of Securities shall not be prohibited by any law or governmental order or regulation.

      The Purchaser’s obligation to accept delivery of the stock certificate(s) and Warrants and to pay for the Securities evidenced thereby shall be subject to the conditions: (x) that the representations and warranties made by the Company herein are accurate as of the Closing Date; (y) that the Company has fulfilled all undertakings and covenants set forth herein required to be fulfilled prior to the Closing; and (z) that the Common Stock shall be quoted on the Nasdaq National Market System and the Shares and Warrant Shares duly approved for quotation thereon. The Purchaser’s obligations hereunder are expressly conditioned on the purchase of Securities having an aggregate purchase price among all Purchasers of at least eight million US dollars ($8,000,000).

      SECTION 4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

      4.1 Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect (as defined in Section 4.22). The Company is not in violation of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. The Company has not incorporated and does not own or have any direct or indirect subsidiaries.

      4.2 Authorized Capital Stock. As of March 31, 2005, (i) the authorized capital stock of the Company consisted of 225,000,000 shares of Common Stock and 25,000,000 shares of preferred stock, par value $.01 per share (the “Preferred Stock”) of which 22,847,889 shares of Common Stock and no shares of Preferred Stock were issued and outstanding; (ii) there were outstanding options granted pursuant to the Company’s stock option plans to purchase a total of 4,823,248 shares of Common Stock; (iii) there were available for issuance under the Company’s stock option and purchase plans a total of 6,348,182 shares of Common Stock; and (iv) there were no outstanding warrants to purchase shares of Common Stock. The issued and outstanding shares of the Company’s Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Securities Filings (as hereinafter defined). Except for stock options and other awards granted under the option, award and purchase plans of the Company described in the Securities Filings or except as otherwise disclosed in or contemplated by the Securities Filings, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company’s stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, set forth or incorporated by reference in the Securities Filings (as defined in Section 4.15) accurately and fairly presents in all material respects all information pertaining to such plans, arrangements, options and rights. There are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issue and sale of the Shares (and Warrants) will not obligate the Company to issue shares of Common Stock or other securities to any person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. Except as set forth in the Securities Filings, to the knowledge of the Company, no person or group of related persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock, ignoring for such purposes any limitation on the number of shares of Common Stock that may be owned at any single time.

      4.3 Issuance, Sale and Delivery of the Securities. The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and shall be free and clear of all encumbrances and restrictions except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws. The Warrants have been duly and validly authorized. Upon the due exercise of the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws. The Company has reserved a sufficient number of shares of Common Stock for issuance upon the exercise of the Warrants, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under this Agreement, the Company shall promptly take such actions as may be required to increase the number of authorized shares. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company’s intent to file the registration statement to be filed by it pursuant to Section 7.1 (the “Registration Statement”)) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities to be sold by the Company as contemplated herein.

      4.4 Due Execution, Delivery and Performance of this Agreement. The Company has all requisite corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its board of directors or its stockholders. This Agreement has been (or upon delivery will be) duly executed and delivered by the Company. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Company and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected or, to the Company’s knowledge, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its properties where such conflict, breach, violation or default is reasonably likely to result in a Material Adverse Effect. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Securities. Upon the execution and delivery of this Agreement by the Company, and assuming the valid execution hereof by the Purchaser, this Agreement will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be legally unenforceable.

      4.5 Accountants. The firm of PricewaterhouseCoopers LLP, which has expressed its opinion with respect to the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the “10-K”), has represented that it is an independent accountant as required by the Securities Act and the rules and regulations promulgated thereunder (the “Rules and Regulations”).

      4.6 Contracts. The contracts that are material to the Company are in full force and effect on the date hereof; and neither the Company nor, to the Company’s knowledge, any other party thereto, is in breach of or default under any of such contracts which breach or default would have a Material Adverse Effect. All material agreements to which the Company is a party or to which the property or assets of the Company are subject which are required to be filed pursuant to Item 601 of Regulation S-K are included as part of or specifically identified in the Securities Filings.

      4.7 No Actions. Except as otherwise disclosed in the Securities Filings, (1) there are no legal or governmental actions, suits, proceedings pending and (2) to the Company’s knowledge, there are no legal or governmental actions, suits, or proceedings threatened, to which the Company is or may be a party or subject or of which property of the Company is or may be the subject, or related to applicable environmental or discrimination matters, or instituted by the Securities and Exchange Commission (the “Commission”), the National Association of

Securities Dealers, Inc., any state securities commission or other governmental or regulatory entity, which actions, suits or proceedings, individually or in the aggregate, would prevent or might reasonably be expected to prevent or materially and adversely affect the transactions contemplated by this Agreement or result in a Material Adverse Effect; and, to the Company’s knowledge, no labor disturbance by the employees of the Company exists or is imminent which is reasonably expected to have a Material Adverse Effect. Except as disclosed in the Securities Filings, the Company is not a party to or subject to the provisions of any injunction, decree, order or material judgment of any court, regulatory body, administrative agency or other governmental body.

      4.8 Properties. The Company has good and marketable title to all the properties and assets reflected as owned by it in the financial statements incorporated by reference in the Securities Filings (the “Proprietary Assets”), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements, or (ii) those which are not material in amount and do not materially adversely affect the use made of such property by the Company. The Company holds its leased properties under valid, subsisting and binding leases, subject to such exceptions as are not materially significant in relation to its business. To the knowledge of the Company, the Proprietary Assets of the Company constitute all the Proprietary Assets necessary to enable the Company to conduct their businesses in the manner in which such businesses have been and are being conducted. Except as set forth in the Securities Filings, (x) the Company has not licensed any of its Proprietary Assets to any individual, sole proprietorship, partnership, corporation, limited liability company, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity, any university or similar institution, or any government or any agency or instrumentality or political subdivision thereof (each a “Person”) on an exclusive, semi-exclusive or royalty-free basis, and (y) the Company has not entered into any covenant not to compete or contract limiting such entity’s ability to exploit fully any of such entity’s material Proprietary Assets or to transact business in any material market or geographical area or with any Person. “Proprietary Assets” shall include, but shall not be limited to, the Intellectual Property of the Company, as defined in Section 4.10 below.

      4.9 No Material Change. Since December 31, 2004 and except as specifically described in the Securities Filings: (i) there has been no event, occurrence or development that has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities or obligations, indirect, or contingent, or entered into any material oral or written agreement or other transaction not in the ordinary course of business or which could reasonably be expected to have a Material Adverse Effect; (iii) the Company has not sustained any material loss or damage to its physical properties or assets from fire, flood, windstorm, accident or other calamity not covered by insurance; (iv) the Company has not paid or declared any dividends or other distributions with respect to its capital stock, the Company has not defaulted in the payment of principal or interest on any outstanding debt obligations, and the Company has not redeemed or made any agreements to purchase or redeem any shares of its capital stock; (v) there has not been any change in the capital stock of the Company other than the sale of the Securities hereunder and shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company’s Board of Directors and repurchases of shares or options pursuant to repurchase plans already approved by the Company’s Board of Directors, or any increase in indebtedness material to the Company and (vi) the Company has not altered its method of accounting or the identity of its auditors, except as disclosed in its Securities Filings.

      4.10 Intellectual Property. Except as disclosed in the Securities Filings: (i) the Company owns or has obtained valid and enforceable licenses or options for the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, trademark applications, copyrights, copyright applications, formulas, preparations, maskworks, maskwork applications, trade secrets, fictitious business names, service marks, service mark applications, know how, customer lists, franchise systems, computer software, computer program, designs, blueprints, engineering drawings, proprietary products, source code, technology, proprietary rights or other intellectual property rights or intangible assets and all licenses and other rights required to use or exploit any of the foregoing, currently used in the conduct of the Company’s business (collectively, the “Intellectual Property”); and (ii) (a) there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company for the products described in the Securities Filings that would preclude the Company from conducting its business as currently conducted and have a Material Adverse Effect, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company; (b) to the Company’s knowledge, there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned, licensed or optioned by the Company, which infringement would have a Material Adverse Effect; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any Intellectual Property owned, licensed or optioned by the Company, other than claims which would not reasonably be expected to have a Material Adverse Effect; (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company, other than any such actions, suits, proceedings and claims that would not reasonably be expected to have a Material Adverse Effect; and (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material actions, suits, proceedings and claims.

      4.11 Compliance. Except as specifically described in the Securities Filings the Company has not been advised, nor has reason to believe, that it is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting its business, including, without limitation, all applicable local, state and federal environmental laws and regulations; in each case, except where failure to be in compliance would not have a Material Adverse Effect.

      4.12 Taxes. The Company has filed all necessary federal, state and foreign income and franchise tax returns and have paid or accrued all taxes shown as due thereon, and has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which is reasonably likely to have a Material Adverse Effect.

      4.13 Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

      4.14 Offering Materials. Except for the Securities Filings, the Company has not distributed and will not distribute prior to the Closing Date to the Purchaser any offering material or material non-public information in connection with the offering and sale of the Securities. Neither the Company nor any person acting on its behalf has in the past or will hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company by means of any form of general solicitation or advertising, or which would otherwise subject the offer, issuance or sale of the Securities contemplated by this Agreement to the registration requirements of Section 5 of the Securities Act.

      4.15 Securities Filings. (a) The information contained in the following documents, did not, as of the date of the applicable document, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of their respective filing dates or, if amended, as so amended (the following documents, collectively, the “Securities Filings”):

1. The Company’s Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Commission on March 10, 2005;

2. The Company’s Current Reports on Form 8-K, filed with the Commission on February 2, 2005 and April 26, 2005;

3. The Company’s Proxy Statement on Schedule 14A for the 2005 Annual Meeting of Stockholders filed with the Commission on April 22, 2005; and

4. Any future filings the Company makes with the Commission under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), until the Closing.

      In addition, as of the date of this Agreement, the Securities Filings, which, to the Company’s knowledge, the Placement Agent has furnished to the Purchaser, when read together with the information, qualifications and exceptions contained in this Agreement, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

      (b) In furtherance and not in limitation of the provisions of Section 4.15(a), the financial statements of the Company and the related notes contained in or incorporated by reference into the Securities Filings present fairly in all material respects, in accordance with generally accepted accounting principles, the financial position of the Company as of the dates indicated, and the results of their operations, cash flows, and the changes in stockholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments and the absence of full footnote disclosure as required by generally accepted accounting principles. Such financial statements (including the related notes) have been prepared in all material respects in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end adjustments, and except as otherwise described therein and except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

      4.16 Form D; Notice Filings. No later than fifteen (15) days after the Closing, the Company shall file a Form D with respect to the Securities as required under Regulation D and shall provide a copy thereof to the Purchaser promptly after filing. The Company shall also make on a timely basis such state securities law notice filings as may be required to be made in connection with the offer and sale of the Securities to the Purchaser.

      4.17 Legal Opinion. Prior to the Closing, DLA Piper Rudnick Gray Cary US LLP, counsel to the Company, will deliver its legal opinion to the Placement Agent substantially in the form attached as Exhibit B to this Agreement. Such opinion shall also state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

      4.18 Certificate. At the Closing, the Company will deliver to the Purchaser a certificate executed by the chief executive officer, or the chief financial or accounting officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchaser, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct as of the Closing Date, and the Company has complied in all material respects with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

      4.19 Reporting Company; Form S-3. The Company is subject to the reporting requirements of the Exchange Act and has filed all reports required thereby since the date of its initial public offering. As of their respective dates, all reports filed by the Company complied as to form in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder. The Company satisfies the registrant requirements for the use of a registration statement on Form S-3 to register the Shares and Warrant Shares for resale by the Purchaser under the Securities Act. To the Company’s knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant’s consents) that reasonably could be expected to prohibit or delay the preparation and filing of the registration statement on Form S-3 for the resale of the Shares and Warrant Shares by the Purchaser contemplated by Section 7 of this Agreement.

      4.20 Quotation on Nasdaq. The Company has not received notice (written or oral) from the Nasdaq National Market System (“Nasdaq”), any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company is in compliance with all such listing and maintenance requirements. The Company shall use all commercially reasonable efforts to maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq National Market System or on another national securities exchange for a minimum of two (2) years following the initial effective date of the Registration Statement (as hereinafter defined). In the event of any Suspension (as hereinafter defined) the Company’s obligations under the immediately preceding sentence shall be extended by the aggregate number of days of all Suspensions.

      4.21 Use of Purchaser Name. Except as may be required by applicable law, the Company shall not use, directly or indirectly, the Purchaser’s name or the name of any of its affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of the Purchaser for the specific use contemplated or as otherwise required by applicable law or regulation.

      4.22 Material Adverse Effect. As used in this Agreement, the term “Material Adverse Effect” means (i) a material adverse effect, individually or in the aggregate, upon the assets, business, financial condition, results of operation, prospects, properties or results of operations of the Company, (ii) an adverse affect on the legality, validity or enforceability of this Agreement or the transaction contemplated hereby or (iii) and adverse impairment of the Company’s ability to perform fully on a timely basis its obligations under this Agreement.

      4.23 No Defaults. Except as specifically disclosed in the Securities Filings, the Company is not in violation or default (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received any notice of a claim that it is in default under or that it is in violation of any provision of its certificate of incorporation or bylaws, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound, except in each case where such breach or default is not reasonably likely to result in a Material Adverse Effect.

      4.24 Use of Proceeds. The Company will use the proceeds from the sale of the Securities for general corporate purposes.

      4.25 Price of Common Stock. The Company has not taken any action intended to stabilize or manipulate the price of the Company’s shares of the Common Stock to facilitate the sale or resale of the Securities. The Company has not repurchased any of its shares of Common Stock.

      4.26 Disclosure. Neither the Company nor any Person acting on behalf of the Company, has provided the Purchasers or their agents or counsel with any information that the Company believes constitutes material, non-public information, other than the information contained in the 8-K Filing (as defined below). All disclosure materials provided to the Purchaser regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or its business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that (i) the Purchaser does not make and has not made (i) any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 5 or (ii) any statement, commitment or promise to the Company or, to its knowledge, any of its representatives which is or was an inducement to the Company to enter into this Agreement or otherwise. On or before 9:00 a.m., New York City Time, on the Closing Date, the Company shall (i) issue a press release in form reasonably acceptable to counsel for the

Purchaser describing the transactions contemplated by this Agreement and (ii) file a Current Report on Form 8-K describing the material terms of the transactions contemplated by this Agreement, and attaching as an exhibit to such Form 8-K a form of this Agreement (including such exhibit, the “8-K Filing”). Except for information that may be provided to the Purchaser pursuant to Section 5(i) of this Agreement, the Company shall not, and shall use commercially reasonable efforts to cause each of its officers, directors, employees and agents not to, provide Purchaser with any material nonpublic information regarding the Company without the express written consent of such Purchaser. The Company understands and confirms that the Purchaser will rely on the representations and covenants set forth in this Section 4.26 in effecting transactions in securities of the Company.

      4.27 Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed.

      4.28 Application of Takeover Protection. The Company and its board of directors have taken all necessary action in order to render inapplicable, and have rendered inapplicable, any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti- takeover provision under the Company’s Certificate of Incorporation, the By-laws, the laws of the state of its incorporation or any rights plan or similar arrangement which is or could become applicable as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Purchasers’ ownership of the Shares, the Warrants or the Warrant Shares.

      4.29 Products and Services. There exists no set of facts (i) which could furnish a basis for the withdrawal, suspension or cancellation of any registration, license, permit or other governmental approval or consent of any governmental or regulatory agency issued to the Company with respect to any component of any product being developed by, or that is material to and used by, the Company or (ii) which could have a Material Adverse Effect on the continued development of any product candidate of the Company or which could otherwise cause the Company to withdraw, suspend or cancel development of any such product, it being understood that the Company is not presently offering any product or service for sale and has never in the past offered any product or service for sale, and that the Company’s product candidates will require, before they can be offered for commercial sale, certain governmental or regulatory licenses, permits or approvals which have not been issued.

      4.30 Insurance Coverage. The Company maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company by insurers of recognized financial responsibility and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

      4.31 No Integrated Offering. Neither the Company nor any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are construed under Rule 144 of the Securities Act (“Affiliates”), nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby, would require registration of the Securities under the Securities Act or cause the offering of the Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of Nasdaq or any other national securities exchange, market or trading or quotation facility on which the Company’s Common Stock is then listed or quoted (a “Trading Market”). The Company shall not, and shall use its best efforts to ensure that its Affiliates do not , sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

      4.32 Private Placement. Assuming the accuracy of the representations and warranties of the investors set forth in Section 5 hereof, the offer and sale of the Securities to the Purchasers as contemplated hereby is exempt from the registration requirements of the Securities Act.

      4.33 Questionable Payments. Neither the Company nor, to the Company’s knowledge, any of its current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company, has on behalf of the Company or in connection with its businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

      4.34 Transactions with Affiliates. Except as disclosed in the SEC Filings, none of the officers or directors of the Company and, to the Company’s knowledge, none of the employees of the Company is presently a party to any transaction with the Company (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

      4.35 Internal Controls. The Company is in compliance with the provisions of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the Commission thereunder currently applicable to the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed period report under the 1934 Act, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed periodic report under the 1934 Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the 1934 Act.

      4.37 Licenses; Compliances with FDA and other Regulatory Requirements. The Company hold all authorizations, consents, approvals, franchises, licenses and permits required under applicable law or regulation for the operation of the business of the Company as presently operated (the “Governmental Authorizations”) other than any Governmental Authorization as to which the failure to obtain such authorization would not have, individually or when aggregated with all other such failures, a Material Adverse Effect. All the Governmental Authorizations have been duly issued or obtained and are in full force and effect, and the Company are in compliance with the terms of all the Governmental Authorizations. The Company has not engaged in any activity that could cause revocation or suspension of any such Governmental Authorizations and the Company has not received any notice or proceedings relating to the revocation or modification of any of the Government Authorizations. The Company has no knowledge of any facts which could reasonably be expected to cause it to believe that the Governmental Authorizations will not be renewed by the appropriate governmental authorities in the ordinary course. The execution, delivery or performance of this Agreement will not adversely affect the status of any of the Governmental Authorizations. Without limiting the generality of the foregoing representations and warranties, the Company represents and warrants that it is in compliance in with all applicable provisions of the United States Federal Food, Drug, and Cosmetic Act (the “FDC Act”) and any similar state, local or foreign law, except for any failure to be in compliance which would not have, individually or when aggregated with all other such failures, a Material Adverse Effect.

      4.38 Registration Rights. The Company has not granted or agreed to grant to any person, other than the other Purchasers (except such as have been waived), any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

      SECTION 5. Representations, Warranties and Covenants of the Purchaser.

      (a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and comparable entities, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Securities, including the Securities Filings; (ii) the Purchaser is acquiring the number of Securities set forth on the signature page hereto for its own account for investment purposes only and with no present intention or view toward the public sale or distribution thereof, and no arrangement or understanding exists with any other persons regarding the public sale or distribution of such Securities (this representation and warranty shall not limit in, any way, the Purchaser’s right to sell such Securities pursuant to the Registration Statement or in compliance with an exemption from registration under the Securities Act or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser’s right to indemnification under Section 7.3) and nothing contained in this representation and warranty shall be deemed a representation or warranty by the Purchaser to hold the Securities for any period of time; (iii) the Purchaser will not, directly or indirectly, except (as to each of clauses (A), (B) and (C) below) in compliance with the Securities Act, the Rules and Regulations and such other securities or Blue Sky laws as may be applicable, (A) offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities, (B) engage in any short sale which results in a disposition of any of the Securities by Purchaser, or (C) hedge the economic risk of the Purchaser’s investment in the Securities; (iv) the Purchaser has completed or caused to be completed the Questionnaire and the answers thereto are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the Closing, and the Purchaser will notify the Company as promptly as possible of any material change in any such information provided in the Questionnaire prior to effectiveness of the Registration Statement; (v) the Purchaser has, in connection with its decision to purchase the number of Securities set forth on the signature page hereto, relied solely upon the Securities Filings and the documents included therein or incorporated by reference and the representations and warranties of the Company contained herein; (vi) the Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act; and (vii) the Purchaser agrees to notify the Company as promptly as possible of any change in any of the foregoing information until such time as the Purchaser has sold all of its Shares and Warrant Shares or the Company is no longer required to keep the Registration Statement effective.

      (b) The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of Securities Act, the Rules and Regulations and state securities laws, and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

      (c) The Purchaser hereby acknowledges that, prior to the time of the 8-K Filing, it is prohibited from reproducing or distributing this Purchase Agreement, in whole or in part, or divulging or discussing its contents except to its advisors and representatives for the purpose of evaluating its investment in the Securities and except for such disclosures as may be required by law or legal process. The Purchaser shall maintain in confidence the receipt and content of any notice of a Suspension (as defined in Section 5(i) below). The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal procedure, it shall provide the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order.

      (d) The Purchaser understands that its investment in the Securities involves a significant degree of risk and that the market price of the Common Stock has been and continues to be volatile and that no representation is being made as to the future value of the Common Stock. The Purchaser has the ability to bear the economic risks of an investment in the Securities. The Purchaser has been afforded the opportunity to ask questions of the Company regarding such matters and acknowledges that neither such inquiries nor any other due diligence investigation conducted by the Purchaser or any of its advisors or representatives modifies, amends or affects the Purchaser’s right to rely on the Company’s representations and warranties contained in Section 4 above.

      (e) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

      (f) The Purchaser understands that, until such time as the Registration Statement has been declared effective with respect to the Shares and Warrant Shares or the Securities may be sold by non-affiliates of the Company pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares, Warrant Shares and Warrants):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE

SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.”

      The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent on the Effective Date (as defined below). Following a sale under the Registration Statement on or after the Effective Date or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than three (3) business days following the delivery by the Purchaser to the Company’s transfer agent of a legended certificate representing such Securities, deliver or cause to be delivered to the Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. For so long as the Purchaser owns Securities, the Company will not effect or publicly announce its intention to effect any exchange, recapitalization or other transaction that effectively requires or rewards physical delivery of certificates evidencing the Common Stock.

      (g) The Company acknowledges and agrees that the Purchaser may from time to time pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Securities and, if required under the terms of such agreement, loan or arrangement, the Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

      (h) The Purchaser’s principal executive offices are in the jurisdiction set forth immediately below the Purchaser’s name on the signature pages hereto.

      (i) The Purchaser hereby covenants with the Company not to make any sale of the Shares or Warrant Shares under the Registration Statement without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that such Shares and Warrant Shares are not transferable on the books of the Company unless the certificate submitted to the Transfer Agent evidencing the Shares or Warrant Shares is accompanied by a separate Purchaser’s Certificate of Subsequent Sale (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares or Warrant Shares have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or Blue Sky laws and (B) if applicable, the requirement of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement (a “Suspension”) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or such time as such prospectus has been supplemented, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which it receives written notice of the Suspension of the use of said prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus. The Purchaser hereby covenants with the Company not to make any sale of the Shares or Warrant Shares under the Registration Statement without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that such Shares and Warrant Shares are not transferable on the books of the Company unless the certificate submitted to the Transfer Agent evidencing the Shares or Warrant Shares is accompanied by a separate Purchaser’s Certificate of Subsequent Sale (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares or Warrant Shares have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or Blue Sky laws and (B) if applicable, the requirement of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement (a “Suspension”) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or such time as such prospectus has been supplemented, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which it receives written notice of the Suspension of the use of said prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus. The Purchaser shall not be prohibited from selling Shares or Warrant Shares under the Registration Statement as a result of (x) a Suspension of not more than forty five (45) days in any period of 12 consecutive months or (y) if there have been two or more Suspensions in any period of 12 consecutive months unless, in the good faith judgment of the Company’s Board of Directors following the receipt of written advice of counsel to the effect that the sale of Shares or Warrant Shares under the Registration Statement in reliance on this paragraph would be likely to cause a violation of the Securities Act or the Exchange Act; provided that the Company shall remain liable for any liquidated damages pursuant to Section 7.7 hereof to the extent applicable.

      (j) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this

Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement; (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 7.3 hereof may be legally unenforceable; (iii) the execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby will not (A) conflict with or result in a violation of any provision of the Purchaser’s certificate of incorporation or other organizational documents, or (B) violate or conflict with, or result in a breach of any provision of, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or other instrument to which the Purchaser is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Purchaser, except any such violation that would not have a material adverse effect on the ability of the Purchaser to consummate the transactions contemplated by the Agreement; (iv) the Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, except for such consents, authorizations, orders, filings or registrations that have already been obtained; (v) the Purchaser has no present intent to “change or influence control” over the Company, as such term is understood in Rule 13d-1 of the Exchange Act; (vi) the Purchaser is not a party to any litigation against the Company; and (vii) the Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted its own legal, tax and investment advisors, as it, in its sole discretion, has deemed necessary or appropriate in connection with the purchase of the Securities.

      SECTION 6. Survival of Representations and Warranties. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all representations and warranties made by the Company and the Purchaser herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Securities being purchased and the payment therefore for a period of one year from the Closing Date.

      SECTION 7. Registration of the Shares and Warrant Shares; Compliance with the Securities Act.

      7.1 Registration Procedures and Expenses. The Company shall:

      (a) Subject to receipt of necessary information in writing from the Purchasers, as soon as reasonably practicable, but in no event later than fifteen (15) business days following the Closing Date (the “Filing Date”), prepare and file with the Commission a Registration Statement on Form S-3 relating to the sale of the Shares and the Warrant Shares by the Purchaser and the Other Purchasers from time to time on the Nasdaq National Market System or the facilities of any national securities exchange on which the Common Stock is then traded or in privately negotiated transactions (the “Registration Statement”). If Form S-3 is not available at that time, the Company will file a registration statement on such form as is then available to effect a registration of the Shares and Warrant Shares (together the “Registration Shares”), subject to the consent of a majority of the Purchasers, which consent shall not be unreasonably withheld;

      (b) use its reasonable best efforts, subject to receipt of necessary information from the Purchasers, to cause the Commission to declare the Registration Statement effective within sixty (60) calendar days after the Closing Date (the “Required Effective Date”). However, so long as the Company filed the Registration Statement by the Filing Date, if the Registration Statement receives Commission review, then the Required Effective Date will be the ninetieth (90th) calendar day after the Closing Date. The Company’s reasonable best efforts will include, but not be limited to, promptly responding to all comments received from the staff of the Commission, in any event within ten days. If the Company receives notification from the Commission that the Registration Statement will receive no action or review from the Commission, then the Company will, subject to its rights under this Agreement, use its reasonable best efforts to cause the Registration Statement to become effective within five (5) business days after such Commission notification;

      (c) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Purchasers thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented;

      (d) notify the Purchasers of Registrable Securities to be sold and each Purchaser Counsel as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than one business day thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a “review” of any Registration Statement; (ii) the Commission comments in writing on any Registration Statement; (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto;

      (e) not less than four business prior to the filing of a Registration Statement or any related Prospectus or any amendment, or not less than two business days or any supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Purchaser and a single counsel designated by each of the Purchasers (the “Purchaser Counsel”, and the Purchasers have initially designated Proskauer Rose LLP as Purchaser Counsel) copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such each Purchaser and Purchaser Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to all reasonable inquiries of Purchaser Counsel. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which Purchasers holding a majority of the Registrable Securities shall reasonably object in writing.

      (f) use its reasonable best efforts to promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective until the earlier of (i) the date on which the Purchasers may sell all of the Registration Shares then held by the Purchasers, without registration, pursuant to Rule 144(k) of the Securities Act or (ii) such time as all Registration Shares acquired by all Purchasers in the Offering have been sold pursuant to a Registration Statement or Rule 144 of the Securities Act. Thereafter, the Company shall be entitled to withdraw the Registration Statement and the Purchasers shall have no further right to offer or sell any of the Registration Shares pursuant to the Registration Statement;

      (g) use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible;

      (h) promptly furnish to the Purchaser with respect to the Registration Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, without charge, in order to facilitate the public sale or other disposition of all or any of the Registration Shares by the Purchaser;

      (i) file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchaser and reasonably acceptable to the Company; provided, however, that the Company shall not be required to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7.1; (ii) file a general consent to service of process in any such jurisdiction ; (iii) subject itself in any such jurisdiction to tax upon its income; (iv) provide any undertakings that cause material expense or unreasonable burden to the Company; or (v) make any change to its organizational documents, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

      (j) cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Purchasers may request;

      (k) upon the occurrence of any event described in Section 7.1(d), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

      (l) (i) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to the Purchasers evidence of such listing; and (iv) maintain the listing of such Registrable Securities on each such Trading Market;

      (m) bear all expenses in connection with the procedures in paragraphs (a) through (l) of this Section 7.1 and the registration of the Registration Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any; and

      (n) promptly (and in any event within one business day) notify the Purchaser of the effectiveness of the Registration Statement (the “Effective Date"), and any post-effective amendments thereto, as well as of the receipt by the Company of any stop orders of the Commission with respect to the Registration Statement and the lifting of any such order; and

      (o) comply with all applicable rules and regulations of the Commission and the Trading Market.

      Notwithstanding the foregoing, it shall be a condition precedent to the obligations of the Company to take any action pursuant to paragraphs (a) through (o) of this Section 7.1, that the Purchaser shall furnish to the Company such information regarding itself, the Registration Shares to be sold by the Purchaser, and the intended method of disposition of such Registration Shares as shall be required to effect the registration of the Registration Shares, all of which information shall be furnished to the Company in writing specifically for use in the Registration Statement.

      The Company understands that the Purchaser disclaims being an underwriter, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder, provided, however, that if the Company receives notification from the Commission that the Purchaser is deemed an underwriter, then the period in which the Company is obligated to submit an acceleration request to the Commission shall be extended to the earlier of (i) the ninetieth (90th) day after such Commission notification, or (ii) one hundred twenty (120) days after the initial filing of the Registration Statement with the Commission. Notwithstanding the foregoing, the parties understand and agree that the Company shall not be obligated to retain an underwriter with respect to the offer and sale of Shares pursuant to the Registration Statement.

      7.2 Transfer of Shares After Registration. While the Registration Statement is effective and available for resale, the Purchaser agrees that it will not effect any disposition of the Registration Shares or its right to purchase the Securities that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1 hereof in the section titled “Plan of Distribution” or pursuant to an applicable exemption from registration, the availability of which is confirmed in writing by counsel to the Purchaser (the form, substance and scope of which opinion shall be reasonably acceptable to the Company) and delivered to the Company, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

      7.3 Indemnification.

(i)	For purposes of this Agreement, the term “Purchaser/Affiliate” shall mean any affiliate of the Purchaser (as defined in Rule 405 under the Securities Act) and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

(ii)	For purposes of this Section 7.3, the term “Registration Statement” shall include any final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 7.1 hereof.

      (a) The Company, notwithstanding any termination of this Agreement, agrees to indemnify and hold harmless to the fullest extent permitted by applicable law, the Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities, settlement costs and expenses, including reasonable attorney’s fees (“Losses”), as incurred, joint or several, to which the Purchaser or Purchaser/Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not unreasonably be withheld), insofar as such Losses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including any prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, or arise out of or are based in whole or in part on any breach of the representations and warranties of the Company contained in this Agreement, or any breach by the Company of its obligations hereunder, and will reimburse the Purchaser or Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by the Purchaser or Purchaser/Affiliate in connection with investigating, defending, settling, compromising or paying any such Loss; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such Loss arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of the Purchaser to comply with the covenants and agreements contained in Section 5(i) or Section 7.2 hereof respecting the sale of the Securities, or (iii) the inaccuracy of any representations made by the Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

      (b) The Purchaser will severally and not jointly with the Other Purchasers, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any Losses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Purchaser) insofar as such Losses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5(i) or 7.2 hereof respecting the sale of the Securities or (ii) any material breach of any representation made by the Purchaser herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein, and the Purchaser will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such Loss arising under this clause (iii); provided, however, that the obligations of the Purchaser under this Section 7.3 shall not exceed the net proceeds to such Purchaser from the sale of Registration Shares pursuant to such Registration Statement.

      (c) Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action). Subject to provisions hereinafter stated, in case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnifying party and the indemnified party, based upon the advice of such indemnified party’s counsel, shall have reasonably concluded that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing the indemnified parties who are parties to such action (including indemnified parties under Agreements with Other Purchasers, plus local counsel, if appropriate) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

      (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 7.3 in respect to any Losses, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of the Common Stock contemplated by this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the

Purchaser on the other shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Company pursuant to this Agreement for the Registration Shares purchased by the Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference”) between the amount the Purchaser paid for the Registration Shares that were sold pursuant to the Registration Statement and the amount received by the Purchaser from such sale. The relative fault of the Company on the one hand and the Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, the Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchaser’s obligation to contribute pursuant to this Section 7.3 is several and not joint.

      (e) The Purchaser hereby acknowledges that it is a sophisticated business person who was represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and is fully informed regarding said provisions. Each of the Company and the Purchaser is advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 7.3, and each of the Company and the Purchaser hereby expressly waives and relinquishes any right or ability to assert such public policy as a defense to a claim under this Section 7.3 and further agrees not to attempt to assert any such defense.

      7.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Securities shall cease and terminate as to any particular Securities upon the earliest to occur of (i) the sale of the Registration Shares pursuant to the Registration Statement, (ii) the sale of the Registration Shares pursuant to Rule 144 under the Securities Act or (iii) the passage of two (2) years from the effective date of the Registration Statement covering such Registration Shares or at such time as a legal opinion of counsel to the Purchaser (the form, substance and scope of which shall be reasonably acceptable to the Company) shall have been delivered to the Company to the effect that such conditions are not necessary in order to comply with the Securities Act.

      7.5 Information Available. As long as any Purchaser owns the Registration Shares and the Company is subject to the filing requirements of the Exchange Act, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144. So long as the Registration Statement is effective covering the resale of Registration Shares owned by the Purchaser, the Company will furnish to the Purchaser, without charge, upon such Purchaser’s request:

      (a) as soon as practicable after available (but in the case of the Company’s Annual Report to Stockholders, concurrently with delivery to its shareholders generally) one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with U.S. generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K, (iii) its Quarterly Reports on Form 10-Q, (iv) its Current Reports on Form 8-K, (v) its definitive proxy statements for all annual and special meetings of stockholders and (vi) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

      (b) all exhibits excluded by the parenthetical to subparagraph (a)(vi) of this Section 7.5; and

      (c) upon the reasonable request of the Purchaser, a reasonable number of copies of the prospectuses and supplements thereto to supply to any other party requiring such prospectuses and supplements; and the Company, upon the reasonable request of the Purchaser, will meet with the Purchaser or a representative thereof at the Company’s headquarters to discuss information relevant for disclosure in the Registration Statement covering the Registration Shares; provided, that the Company shall disclose any confidential information to the Purchaser only if the Purchaser has requested such information in writing and shall have entered into a confidentiality agreement with the Company in form and substance reasonably satisfactory to the Company with respect thereto.

      7.6 Assignment of Registration Rights. The rights of the Purchaser hereunder, including the right to have the Company register the Registration Shares pursuant to this Agreement, will be automatically assigned by the Purchaser to permitted transferees or assignees of at least 25% of the Registration Shares, but only if (a) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the Registration Shares with respect to which such registration rights are being transferred or assigned, (c) after such transfer or assignment, the further disposition of such Registration Shares by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (e) the transferee is an “accredited investor” as that term is defined in Rule 501 of Regulation D, and (f) the transfer of Registration Shares is made in accordance with the provisions of Section 5 and Section 7.2 hereof.

      7.7 Delay in Filing or Effectiveness of Registration Statement. If the Registration Statement is not filed by the Company with the Commission on or prior to the Filing Date, then for each day following the Filing Date, until but excluding the date the Registration Statement is filed, or if the Registration Statement is not declared effective by the Commission by the Required Effective Date, then for each day following the Required Effective Date, until but excluding the date the Commission declares the Registration Statement effective, the Company shall, for each such day, pay the Purchaser with respect to any such failure, as liquidated damages and not as a penalty, an amount equal to 0.0333% of the purchase price paid by such Purchaser for its Securities pursuant to this Agreement; and for any such day, such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs. If the Purchaser shall be prohibited from selling Registration Shares under the Registration Statement as a result of a Suspension of more than forty-five (45) days in any period of 12 consecutive months or there shall have occurred two or more Suspension in any period of 12 consecutive months then for each day on which a Suspension is in effect that exceeds the maximum allowed period for a single Suspension or if there shall have been more than a single Suspension in any period of 12 consecutive months, but not including any day on which a Suspension is lifted, the Company shall pay the Purchaser, as liquidated damages and not as a penalty, an amount equal to 0.0333% of the purchase price paid by such Purchaser for its Securities pursuant to this Agreement for each such day, and such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs. For purposes of this Section 7.7, a Suspension shall be deemed lifted on the date that notice that the Suspension has been lifted is delivered to the Purchaser pursuant to Section 9 of this Agreement. Any payments made pursuant to this Section 7.7 shall not constitute the Purchaser’s exclusive remedy for such events. Notwithstanding the foregoing provisions, in no event shall the Company be obligated to pay such liquidated damages to more than one Purchaser in respect of the same Shares for the same period of time. The liquidated damage payments imposed hereunder shall be made to the Purchaser in cash. The Company agrees that, notwithstanding the exception provided for a single Suspension of not more than 45 days in any period of twelve consecutive months (an “Excepted Suspension”), it will pay the prescribed liquidated damages during the period of the Excepted Suspension unless the suspension has been approved in good faith by the Board of Directors of the Company on the basis of a pending material undisclosed development (including, without limitation, material merger and acquisition activity).

      7.8 No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Purchasers in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

SECTION 8. Fees

      8.1 Broker’s Fees. The Purchaser acknowledges that the Company intends to pay the Placement Agent a fee in respect of the sale of the Securities to the Purchaser. The Purchaser and the Company hereby agree that the Purchaser shall not be responsible for such fee. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Securities to the Purchaser.

      8.2 Fees and Expenses. At the Closing, the Company shall pay to Proskauer Rose LLP, in its capacity as Purchaser Counsel, against receipt of a written invoice detailing time charges and expenses, not more than $25,000 for legal fees and expenses on behalf of the Purchasers in connection with due diligence and the preparation and negotiation of the several Agreements of the Purchasers. Except as expressly set forth herein to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Securities (but not, for avoidance of doubt, taxes on gains or losses on transactions in the Securities by the Purchasers).

      SECTION 9. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given (i) when so faxed or (ii) the day after so mailed by such overnight express courier (except that notices of Suspensions or stop orders must be made both by facsimile and by overnight express courier) as follows:

if to the Company, to:

Steven A Shallcross
Senior Vice President and Chief Financial Officer
Advancis Pharmaceutical Corporation
20425 Seneca Meadows Parkway
Germantown, MD 20876
Fax: (301) 944-6700

with a copy to:

Howard S. Schwartz, Esq.
DLA Piper Rudnick Gray Cary US LLP
6225 Smith Avenue
Baltimore, Maryland 21209
Fax: (410) 580-3251

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

(b) if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

      SECTION 10. Amendment. No provision of this Agreement may be waived, modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

      SECTION 11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

      SECTION 12. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      SECTION 13. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in New York, New York (collectively, the “Specified Courts”), and each party irrevocably submits to the non-exclusive jurisdiction of such Specified Courts of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts or any other court of competent jurisdiction.

      SECTION 14. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures shall be deemed original signatures.

      SECTION 15. Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the

Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

      SECTION 16. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

      SECTION 17. Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder in connection with a merger, consolidation, sale of all or substantially all of the Company’s assets or sale of 50% or more of the outstanding equity securities of the Company without the prior written consent of the Purchaser, and the Purchaser may not assign this Agreement or any rights or obligations hereunder except as provided in Sections 5(f) and 7.6 hereof. Notwithstanding the foregoing, at any time prior to the effectiveness of the Registration Statement, the Purchaser may assign its rights and obligations under Section 7 hereunder to any of its Purchaser/Affiliates without the consent of the Company so long as (i) such Purchaser/Affiliate is an “accredited investor” (within the meaning of Regulation D under the Securities Act), (ii) such Purchaser/Affiliate agrees in writing to be bound by this Agreement, (iii) such Purchaser/Affiliate completes and delivers to the Company the Questionnaire attached as Appendix I and (iv) any transfer of Securities to such Purchaser/Affiliate complies with Section 5 and Section 7.2 hereof; provided, however, that if such assignment is made to ten (10) or more separate persons or entities, then the Purchaser originally party to this Agreement, and not any subsequent assignee, shall have the right to enforce the terms of, and receive notices under, Section 7.3 hereof.

      SECTION 18. Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

      SECTION 19. No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

      SECTION 20. Publicity. The Company shall have the right to approve before issuance any press release or any other public statements with respect to the transactions contemplated by this Agreement.

      SECTION 21. Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) this Agreement, whenever the Purchaser exercises a right, election, demand or option under this Agreement and the Company does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

      SECTION 22. Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.

      SECTION 23. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any Loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

[Remainder of page intentionally blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

ADVANCIS PHARMACEUTICAL CORPORATION
By:
Name:
Title:

Aggregate Purchase Price:

Number of Shares to be purchased by Purchaser:

Number of Warrants to be purchased by
Purchaser:

Print or Type:

Name of Purchaser:

Name of Individual representing
Purchaser:

Title of Individual representing
Purchaser:

Signature by:
Signature of Individual representing
Purchaser (if an Institution):

Address:

Telephone:

Facsimile:

SUMMARY INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire
Purchase Agreement that follows)

A.	Complete the following items on the Purchase Agreement:

1.	Signature page:

(i)	Name of Purchaser

(ii)	Name of Individual representing Purchaser

(iii)	Title of Individual representing Purchaser

(iv)	Signature of Individual representing Purchaser

(v)	Number of Shares and Warrants purchased and aggregate purchase price

2.	Appendix I — the Questionnaire:

Provide the information requested by the Questionnaire.

3.	Return the properly completed and signed Purchase Agreement including the properly completed Appendix I to (initially by facsimile with hard copy by overnight delivery):

Lehman Brothers Inc.
745 Seventh Avenue
5th Floor
New York, NY 10019
Attention: Keith Canton
Facsimile: 212-520-9328

B.	Instructions regarding the transfer of funds for the purchase of Securities will be sent by facsimile to the Purchaser by the Placement Agent at a later date.

C.	Upon the resale of the Registration Shares by the Purchaser after the Registration Statement covering the Registration Shares is effective, as described in the Purchase Agreement, the Purchaser:

(i)	must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser’s request); and

(ii)	must send a letter in the form of Appendix II to the Company so that the Registration Shares may be properly transferred.

1

APPENDIX I

ADVANCIS PHARMACEUTICAL CORPORATION
QUESTIONNAIRE

STOCK AND WARRANT CERTIFICATE QUESTIONNAIRE

      Pursuant to Section 3.2 of the Agreement, please provide us with the following information:

1.	The exact name that your Shares and Warrants are to be registered in (this is the name that will appear on your stock certificate(s) and Warrant(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Securities and the Registered Holder listed in response to item 1 above:

3.	The mailing address of the Registered Holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

1

REGISTRATION STATEMENT QUESTIONNAIRE

      In connection with the preparation of the Registration Statement, ADVANCIS PHARMACEUTICAL CORPORATION, a Delaware corporation (the “Company”), will use the responses to this questionnaire to qualify prospective Purchaser for purposes of United States federal and state securities laws. This is not an offer to sell or the solicitation of an offer to buy securities. Such an offer can be made only by appropriate offering documentation. Any such offer may be conditioned upon your qualification as an accredited purchaser under federal and state securities laws.

      Please complete, sign, date and return one copy of this Questionnaire in accordance with the instructions on the Summary Instruction Sheet for the Purchaser on the page immediately preceding this Appendix I.

      All investors (including partnerships, trusts, corporations, etc.) must complete Parts I, II and III of this Questionnaire.

      If the answer to any question below is “none” or “not applicable”, please so indicate.

      Your answers will be kept confidential at all times. However, by signing this Questionnaire, you agree that the Company may present this Questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration under state and federal securities laws.

1

PART I — GENERAL

1. Please state your or your organization’s name exactly as it should appear in the Registration Statement:

2. Please provide the number of shares that you or your organization will beneficially own immediately after Closing, including those Shares and Warrant Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

☐ Yes ☐ No

If yes, please indicate the nature of any such relationships below:

4. Are you (i) an NASD Member (see definition below), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

☐ Yes ☐ No

If “yes,” please describe below

      NASD Member. The term “NASD member” means either any broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. (“NASD”). (NASD Manual, By-laws Article I, Definitions)

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      Control. The term “control” (including the terms “controlling,” “controlled by” and "under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

      Person Associated with a member of the NASD. The term “person associated with a member of the NASD” means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws. (NASD Manual, By-laws Article I, Definitions)

      Underwriter or a Related Person. The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation)

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PART II

1.	Identification

Name: (exact name as it will appear on stock certificate and Warrants):

Address of principal place of business:

State (or Country) of formation or incorporation:

Contact Person:

Telephone Number:

Facsimile Number:

Email Address:

Type of Entity (corporation, partnership, trust, etc.):

Taxpayer or Employer Identification Number:

Was the entity formed for the purpose of this investment?

☐ Yes                                           ☐ No

If the answer is yes, all shareholders, partners or other equity owners must complete an Individual Questionnaire. Please contact ADVANCIS PHARMACEUTICAL CORPORATION as soon as possible to obtain such questionnaire. If the above answer is no, please continue completing this form.

2. Proposed Investment

Please indicate the amount of your proposed investment: $                                         .

3. Description of Investor

Please check the appropriate box to indicate which of the following accurately describe the nature of the business conducted by the investing entity:

☐	A corporation or partnership with total assets in excess of $5,000,000, not organized for the purpose of this particular investment;

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☐	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940 (a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives);

☐	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958;

☐	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

☐	A bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933, acting in either an individual or fiduciary capacity;

☐	An insurance company as defined in Section 2(13) of the Securities Act of 1933;

☐	An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (i) whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or (ii) whose total assets exceeding $5,000,000, or (iii), if a self-directed plan, a plan whose investment decisions are made solely by persons who are accredited investors;

☐	A charitable, religious, educational or other organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of this Investment, with total assets in excess of $5,000,000;

☐	A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933 and who completed item 4 below of this Questionnaire;

☐	An entity not located in the U.S., none of whose equity owners are U.S. citizens or U.S. residents;

☐	A broker or dealer registered under Section 15 of the Securities Exchange Act of 1934;

☐	A plan having assets exceeding $5,000,000 established and maintained by a government agency for its employees; or

☐	Other (Describe:)

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4. Investment Experience

Please provide information detailing the business, financial and investment experience of the entity and investment manager of such entity.

PART III — SIGNATURE

The above information is true and correct and the undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in relying on an exemption from the registration requirements of the Securities Act of 1933, as amended, and in determining applicable state securities laws and relying on exemptions contained therein. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

Executed at                                             , on                                                                      , 2005.

(Signature) Name: Title: Name of Entity:

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APPENDIX II

Attention:

PURCHASER’S CERTIFICATE OF SUBSEQUENT SALE

      The undersigned, [an officer of, or other person duly authorized by] [fill in official name of individual or institution] hereby certifies that [he/she, said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold [fill in number of shares] of such shares on [date] in accordance with and in the manner described in Registration Statement number [fill in the number of the Registration Statement or otherwise identify Registration Statement]; applicable federal and state securities laws and the requirement of delivering a current prospectus by the Company have been complied with in connection with such sale.

Print or Type:

Name of Purchaser (Individual or Institution):
Name of Individual representing Purchaser (if an Institution)
Title of Individual representing Purchaser (if an Institution):
Signature by:

Individual Purchaser or Individual repre- senting Purchaser:

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Exhibit A

Form of Warrant Agreement

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

ADVANCIS PHARMACEUTICAL CORPORATION

WARRANT

Warrant No. [ ]	Dated: April [ ], 2005

      ADVANCIS PHARMACEUTICAL CORPORATION, a Delaware corporation (the “Company”), hereby certifies that, for value received,                      or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of           shares (as adjusted from time to time as provided in Section 9) of Common Stock (as defined below) (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to $4.78 per share (as adjusted from time to time as provided in Section 9, the “Exercise Price”), at any time and from time to time from the six month anniversary of the Original Issue Date (as defined herein) and after the date hereof through and including April      , 2010 (the “Expiration Date”), and subject to the following terms and conditions. This Warrant is one of a series of similar warrants (the “Warrants”) issued pursuant to those certain Purchase Agreements, dated the Original Issue Date, by and among the Company and the Holder and the Company and certain other investors (each a “Purchase Agreement” and collectively, the “Purchase Agreements”), providing for the issuance of Common Stock and Warrants by the Company to the Holder and such other investors.

      1. Definitions. The capitalized terms used herein and not otherwise defined shall have the meanings set forth below:

           “Common Stock” means the common stock of the Company, $.01 par value per share.

           “Company” includes the Company and any corporation which shall succeed to or assume the obligations of the Company hereunder. The term “corporation” shall include an association, joint stock company, business trust, limited liability company or other similar organization.

           “Convertible Securities” means (i) options to purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock or (iii) options to purchase or rights to subscribe for such convertible or exchangeable securities.

           “Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange or Nasdaq.

           “Market Price” means, as of a particular date (the “Valuation Date”) the following: (a) if the Common Stock is then listed on a national stock exchange, the Market Price shall be the Volume Weighted Average Sales Price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the Volume Weighted Average Sales Price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded; (b) if the Common Stock is then included in Nasdaq, the Market Price shall be the Volume Weighted Average Sales Price of one share of Common Stock on Nasdaq on the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the Volume Weighted Average Sales Price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded; (c) if the Common Stock is then included in the Over-the-Counter Bulletin Board, the Market Price shall be the Volume Weighted Average Sales Price of one share of Common Stock on the Over-the-Counter Bulletin Board on the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the Volume Weighted Average Sales Price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded, (d) if the Common Stock is then included in the “pink sheets,” the Market Price shall be the Volume Weighted Average Sales Price of one share of Common Stock on the “pink sheets” on the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the Volume Weighted Average Sales Price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded.

           “Nasdaq” means the Nasdaq SmallCap Market or Nasdaq National Market.

           “Original Issue Date” means April      , 2005.

           “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holder of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 9 hereof or otherwise.

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           “Person” means any court or other federal, state, local or other governmental authority or other individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

           “Registration Statement” shall have the meaning set forth in the Purchase Agreement entered into by the original Holder and the Company.

           “Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over the counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over the counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

           “Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

           “Transfer Agent” shall mean American Stock Transfer & Trust Company or such other Person as the Company may appoint from time to time.

           “Volume Weighted Average Sales Price” the volume weight average sales price of a share of the Common Stock of the Company for the applicable period, determined by reference to the volume weighted sales price for a share of the Company’s Common Stock as reported by Bloomberg Information Systems, Inc. on the applicable Bloomberg page (currently Bloomberg page AQR).

           “Warrant Shares” shall initially mean shares of Common Stock and in addition may include Other Securities and Distributed Property (as defined in Section 9(b)) issued or issuable from time to time upon exercise of this Warrant.

      2. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

      3. Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. Upon any such registration and transfer, a new warrant to purchase Common Stock in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant

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evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

      4. Exercise and Duration of Warrant.

           (a) This Warrant shall be exercisable by the registered Holder at any time and from time to time on and after the six month anniversary of the Original Issue Date to and including the Expiration Date; provided, however, that the Expiration Date shall be extended for each day (i) the Registration Statement is not effective, or (ii) the Company fails to have a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available to issue Warrant Shares upon exercise of the Warrant. At 6:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value; provided that, if the Market Price on the Trading Day immediately prior to (but not including) the Expiration Date exceeds the Exercise Price on the Expiration Date, then this Warrant shall be deemed to have been exercised in full (to the extent not previously exercised) on a “cashless exercise” basis at 6:30 P.M. New York City time on the Expiration Date if a “cashless exercise” may occur at such time pursuant to Section 4(c) below.

           (b) A Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto (the “Exercise Notice”), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice and if a “cashless exercise” may occur at such time pursuant to Section 4(c) below), and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

           (c) The Holder shall pay the Exercise Price in cash or by certified bank check payable to the order of the Company; proved, however, that the holder may satisfy its obligation to pay the Exercise Price through a “cashless exercise” if the Market Price exceeds the Exercise Price, by surrendering to the Company shares of Common Stock or other securities issued by the Company, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y {(A-B)/A}

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this
Warrant is being exercised.

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A = the Market Price on the Exercise Date.

B = the Exercise Price

      For purposes of Rule 144 promulgated under the Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the Original Issue Date.

           (d) The Company shall reserve a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available to issue Warrant Shares upon exercise of the Warrant.

           (e) The Company will, at the time of any exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to the Holder any rights (including, without limitation, any right to registration of the Warrant Shares) to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford the Holder any such rights.

           (f) If an exercise of this Warrant is to be made in connection with a registered public offering or sale of the Company, such exercise may, at the election of the Holder, be conditioned on the consummation of the public offering or sale of the Company, in which case such exercise shall not be deemed effective until the consummation of such transaction.

      5. Delivery of Warrant Shares.

           (a) Upon exercise of this Warrant, the Company shall promptly (but in no event later than three Trading Days after the Exercise Date) issue or cause to be issued and deliver or cause to be delivered to or, upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise bearing the restrictive legend set forth in Section 5(f) of the Purchase Agreement entered into by the Holder and the Company if required pursuant to such Purchase Agreement. The Holder, or any Person so designated by the Holder to receive the Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares as of the Exercise Date. This Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

           (b) If by the third Trading Day after an Exercise Date the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise.

           (c) If by the third Trading Day after an Exercise Date the Company fails to

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deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), and if after such third Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the Market Price of the Common Stock at the time of the obligation giving rise to such purchase obligation and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

           (d) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms of this Section 5 are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance or other injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

      6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrant in a name other than that of the Holder or an affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

      7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and in substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.

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      8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (after giving effect to the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued, fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

      9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

           (a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

           (b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, “Distributed Property”), then in each such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution (and the Exercise Price thereafter applicable) shall be adjusted (effective on and after such record date) to equal the product of such Exercise Price times a fraction of which the denominator shall be the Market Price on such record date and of which the numerator shall be the Market Price on such record date less the then fair market value per share of the Distributed Property distributed in respect of one outstanding share of Common Stock, which, if the Distributed Property is other than cash or marketable securities, shall be as determined in good faith by the Board of Directors of the Company.

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           (c) Fundamental Transactions. If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above) (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). The aggregate Exercise Price for this Warrant will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder’s request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a New Warrant consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in (a) a “going private” transaction as defined in Rule 13e-3 under the Exchange Act, or (b) an acquisition primarily for cash, or (c) an acquisition, merger or sale with or into a Person not traded on an Eligible Market, then the Company (or any such successor or surviving entity) will redeem this Warrant from the Holder for a purchase price, payable in cash on the closing date of such “going private” transaction, equal to the Black Scholes value of the remaining unexercised portion of this Warrant on the closing date of such “going private” transaction.

           (d) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a) or (b) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

           (e) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

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           (f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent.

           (g) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

      10. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the Company shall make a cash payment to the Holder equal to the fraction multiplied by the Market Price on the Exercise Day of one full Warrant Share.

      11. Further Assurances. The Company will take such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock upon the exercise of this Warrant.

      12. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

      13. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Purchase Agreement entered into

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by the original Holder and the Company (the “Purchase Agreement”) prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Purchase Agreement on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice or other communication is required to be given. The address for such notices or communications shall be as set forth in such the Purchase Agreement.

      14. Warrant Agent. The Transfer Agent shall serve as warrant agent under this Warrant. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Transfer Agent or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Transfer Agent or any new warrant agent shall be a party or any corporation to which the Transfer Agent or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

      15. Miscellaneous. (a) This Warrant may not be assigned by the Holder unless, pursuant to an applicable exemption from registration under the Act, the availability of which is confirmed in writing by counsel to the Holder (the form, substance and scope of which opinion shall be reasonably acceptable to the Company) and delivered to the Company. This Warrant may not be assigned by the Company, except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

           (b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its shareholder books or records in any manner which materially interferes with the timely exercise of this Warrant.

           (c) THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF THE PURCHASE AGREEMENT ENTERED INTO BY THE COMPANY AND THE HOLDER), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS WARRANT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

           (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

           (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

           (f) Prior to exercise of this Warrant, the Holder hereof shall not, by reason of being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS}

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      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

ADVANCIS PHARMACEUTICAL CORPORATION

By:

Name: Title:

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FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: ADVANCIS PHARMACEUTICAL CORPORATION

The undersigned is the Holder of Warrant No.            (the “Warrant”) issued by Advancis Pharmaceutical Corporation, a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1.	The Warrant is currently exercisable to purchase a total of Warrant Shares.

2.	The undersigned Holder hereby exercises its right to purchase Warrant Shares pursuant to the Warrant.

3.	The Holder intends that payment of the Exercise Price shall be made as (check one):

Cash Exercise

Cashless Exercise

4.	If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $ to the Company in accordance with the terms of the Warrant.

5.	If the Holder has elected a Cashless Exercise, a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is . The Company shall pay a cash adjustment in respect of the fractional portion of the product of the calculation set forth below in an amount equal to the product of the fractional portion of such product and the Market Price on the Exercise Day, which product is .

X = Y[(A-B)/A]

X = the number of Warrant Shares to be issued to the Holder.

Number of Warrant Shares being exercised: (“Y”).

Market Price on the Exercise Day: (“A”).

Exercise Price: (“B”)

6.	Pursuant to this exercise, the Company shall deliver to the Holder Warrant Shares in accordance with the terms of the Warrant.

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7.	Following this exercise, the Warrant shall be exercisable to purchase a total of Warrant Shares.

Dated:	Name of Holder:

(Print)

By:

Name:

Title:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

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FORM OF ASSIGNMENT

(to be completed and signed only upon transfer of Warrant)

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                the right represented by the within Warrant to purchase                shares of Common Stock of Advancis Pharmaceutical Corporation to which the within warrant relates and appoints                           attorney to transfer said right on the books of Advancis Pharmaceutical Corporation with full power of substitution in the premises.

Dated:	_______________	_________________________________
(Signature must conform in all respects to name of Holder as specified on face of the Warrant)

Address of Transferee:

_______________

_______________

_______________

In the presence of:

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Exhibit B

Form of Legal Opinion

The opinion will be subject to standard qualifications and exceptions.

      We have acted as counsel to Advancis Pharmaceutical Corporation, a Delaware corporation (the “Company”), in connection with the execution and delivery by the Company of the Purchase Agreement dated as of April 26, 2005 (the “Agreement”), by and among the Company and the purchaser identified on the signature page thereto (the “Purchaser”). This opinion is given to you pursuant to Section ___of the Agreement. (Capitalized terms not otherwise defined herein are defined as set forth in the Agreement.)

      We have participated in the preparation and negotiation of the Agreement and the Exhibits and Schedules thereto, and the other documents referred to therein. We also have examined such certificates of public officials, corporate documents and records and other certificates, opinions, agreements and instruments and have made such other investigations as we have deemed necessary in connection with the opinions hereinafter set forth.

      Based on the foregoing and upon such investigation as we have deemed necessary, we give you our opinion as follows:

          1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite power and authority, and all material governmental licenses, authorizations, consents and approvals, required to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted (all as described in the Company’s Annual Report on Form 10-K for its fiscal ended December 31, 2004). The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to qualify could have a material adverse effect on the Company.

          2. The Company has all requisite power and authority to execute, deliver and perform the Agreement, Warrant and each other document or instrument executed by it, or any of its officers, in connection herewith or therewith or pursuant hereto or thereto (collectively, the “Transaction Documents”), to issue, sell and deliver the Securities pursuant to the Transaction Documents, and to carry out and perform its obligations under, and to consummate the transactions contemplated by, the Transaction Documents.

          3. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution and delivery by the Company of the Transaction Documents, the authorization, issuance, sale and delivery of the Securities pursuant to the Agreement, and the consummation by the Company of the transactions contemplated by the Transaction Documents has been duly taken. The Transaction Documents have been duly and validly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except (a) that such enforceability may be limited by bankruptcy, insolvency or other similar

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laws affecting the enforcement of creditors’ rights in general and (b) that the remedies of specific performance and injunctive and other forms of injunctive relief may be subject to equitable defenses.

                    4.          After giving effect to the transactions contemplated by the Agreement, and immediately after the Closing, the authorized capital stock of the Company will consist of an aggregate of 225,000,000 shares of Common Stock. All presently issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and free of any preemptive or similar rights, and have been issued in compliance with applicable securities laws and regulations. The Securities which are being issued on the date hereof pursuant to the Agreement have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive or similar rights, and have been issued in compliance with applicable securities laws, rules and regulations. To our knowledge, except for rights described in the Securities Filings, there are no other options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire from the Company any capital stock or other securities of the Company, or any other agreements to issue any such securities or rights. The rights, privileges and preferences of the Common Stock are as stated in the Company’s Certificate of Incorporation.

                    5.          The Company meets the eligibility requirements for the use of Form S-3 for the registration of the Securities.

                    6.          To our knowledge, the Company has filed all reports (the “SEC Documents”) required to be filed by it under Sections 13(a) and 15(d) of the Exchange Act of 1934, as amended (the “Exchange Act”). As of their respective filing dates, the SEC Documents complied in all material respects as to form with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder.

                    7.          Based in part upon the representations of the Purchaser contained in the Agreement, the Shares may be issued to the Purchaser without registration under the Securities Act of 1933, as amended.

                    8.          The execution, delivery and performance by the Company of, and the compliance by the Company with the terms of, the Transaction Documents, the issuance, sale and delivery of the Securities pursuant to the Agreement, and the issuance and delivery of Conversion Stock do not (a) conflict with or result in a violation of any provision of law, rule or regulation having applicability to the Company or its Subsidiaries or of the certificate of incorporation or by-laws or other similar organizational documents of the Company or its Subsidiaries, (b) conflict with, result in a breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in or permit the termination or modification of, any agreement, instrument, order, writ, judgment or decree known to us to which the Company of its Subsidiaries is a party or is subject or (c) result in the creation or imposition of any lien, claim or encumbrance on any of the Company’s or its Subsidiaries’ assets or properties.

                    9.          No consent, license, permit, waiver, approval or authorization of, or designation, declaration, registration or filing with, any court, governmental or regulatory authority, or self-regulatory organization, is required in connection with the valid execution,

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delivery and performance by the Company of the Documents, or the offer, sale, issuance or delivery of the Securities or the consummation of the transactions contemplated thereby.

          10. The Company is not an Investment Company within the meaning of the Investment Company Act of 1940, as amended.

      We express no opinion as to any matters governed by any laws other than the law of the State of Delaware, the law of the State of New York and the Federal laws of the United States of America.

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